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[NetGravity Logo]                    [LETTERHEAD]

                                   NETGRAVITY, INC.

                                 EMPLOYMENT AGREEMENT

     This Agreement is made by and between NetGravity, Inc., a Delaware corporation (the "Company"), and Susan Atherton ("Executive").

     1. DUTIES AND SCOPE OF EMPLOYMENT. The Company shall employ the Executive as the Vice President of North American Sales, reporting to the President and Chief Executive Officer of the Company, and assuming and discharging such responsibilities as are commensurate with such position. Executive shall comply with and be bound by the Company's operating policies, procedures and practices as in effect from time to time during the term of Executive's employment hereunder. During the term of Executive's employment with the Company, Executive shall devote her full business time, skill and attention to her duties and responsibilities, and shall perform them faithfully, diligently and competently, and Executive shall use her best efforts to further the business of the Company and its affiliated entities. Executive's employment with the Company pursuant to this Agreement shall commence on [April 22, 1998] (the "Effective Date").

     2. AT-WILL EMPLOYMENT. Executive and the Company understand and acknowledge that Executive's employment with the Company constitutes "at-will" employment. Executive and the Company acknowledge that this employment relationship may be terminated at any time, with or without good cause or for any or no cause, and with or without notice, at the option either of the Company or Executive.

     3.   COMPENSATION, FRINGE BENEFITS AND STOCK OPTIONS.

          (a) BASE SALARY. While employed by the Company pursuant to this Agreement, the Company shall pay the Executive as compensation for her services a base salary at the annualized rate of $150,000 (the "Base Salary"). Such salary shall be paid periodically in accordance with normal Company payroll practices and subject to the usual, required withholding. Executive understands and agrees that neither her job performance nor promotions, commendations, bonuses or the like from the Company give rise to or in any way serve as the basis for modification, amendment, or extension, by implication or otherwise, of this Agreement.

          (b) COMMISSION. In addition to the Base Salary, the Company shall pay the Executive, on account of the first partial year while employed hereunder ending March 31, 1999, an annual commission with at-plan payment equal to $125,000, pro-rated for such partial year (the "Commission"), to be paid quarterly, at the end of each fiscal quarter of the Company, subject to Executive meeting or exceeding plan sales targets to be mutually agreed upon by the Company and Executive. Notwithstanding the above, the Company shall automatically pay Executive a pro-rated share of the at-plan $31,250 commission on account of the quarter ending June 30, 1998, subject to Executive remaining employed with the Company through the end of such fiscal quarter (the "Guaranteed Commission"). The amount of the Guaranteed Commission shall be offset against the Commission that may be earned under the first sentence of his paragraph. Commissions for future years shall be mutually agreed upon by the parties hereto, subject to Executive remaining employed by the Company in such years. Any commission paid to the Executive pursuant to this Agreement shall be subject to the usual, required withholding.

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          (c)  EXECUTIVE BENEFITS. During her employment hereunder, Executive shall be eligible to participate in the employee benefit plans maintained by the Company of general applicability to other key executives of the Company.

          (d) STOCK OPTION. As of the Effective Date, Executive shall be granted a stock option, which shall be, to the extent possible under the $100,000 rule of Section 422(d) of the Internal Revenue Code of 1986, as amended (the "Code") an "incentive stock option" (as defined in Section 422 of the Code), to purchase a total of 388,965 shares of the Company's Common Stock at an exercise price of $3.00 per share on the date of grant (the "Option"). The Option shall have a term of ten years, or shorter upon termination of Executive's employment or consulting relationship with the Company. Subject to the accelerated vesting provisions set forth in Section 5 of this Agreement, the Option will vest as to 25% of the shares originally subject to the Option on the first anniversary of the Effective Date and as to 1/48th of the shares originally subject to the Option monthly thereafter, so as to be 100% vested on the fourth anniversary of the Effective Date, subject to Executive continuing to render services to the Company as an employee or consultant on such vesting dates. Alternatively, at the election of the Executive, the option may be exercised in whole or in part at any time as to shares which have not yet vested, subject to the Executive entering into a restricted stock purchase agreement in the form supplied by the Company with respect to such shares (the "Restricted Stock Purchase Agreement"). This stock option grant is in all respects subject to the terms, definitions and provisions of the Company's 1995 Stock Option Plan (the "Option Plan") and the stock option agreement by and between Executive and the Company (the "Option Agreement"), both of which documents are incorporated herein by reference.

     4. EXPENSES. The Company will pay or reimburse Executive for reasonable travel, entertainment or other expenses incurred by Executive in the furtherance of or in connection with the performance of Executive's duties hereunder in accordance with the Company's established policies.

     5.   SEVERANCE BENEFITS.

          (a) INVOLUNTARY TERMINATION. If Executive's employment with the Company terminates other than voluntarily or for "Cause" (as defined herein) within six (6) months of the Effective Date (an "Involuntary Termination"), then
(i) 12.5% of the shares subject to the stock option granted pursuant to Section 3(d) of this Agreement will accelerate and become fully vested.

          (b) VOLUNTARY TERMINATION; TERMINATION FOR CAUSE WITHIN SIX MONTHS, TERMINATION AFTER SIX MONTHS. If Executive's employment with the Company terminates (i) voluntarily by Executive, (ii) for "Cause" (as defined herein) by the Company within six months of the Effective Date, or (iii) involuntarily by the Company at least six months following the Effective Date (whether or not for Cause) then Executive shall only be eligible for severance benefits in accordance with the Company's established policies as then in effect. For this purpose, "Cause" is defined as (i) an act of dishonesty made by Executive in connection with Executive's responsibilities as an employee, (ii) Executive's conviction of, or plea of NOLO CONTENDERE to, a felony, (iii) Executive's serious misconduct, (iv) Executive's continued violations of her employment duties after Executive has received a written demand for performance from the Company which specifically sets forth the factual basis for the Company's belief that Executive has not substantially performed her duties, (v) Executive's death or permanent and total disability.

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          (c)  TERMINATION FOLLOWING A CHANGE OF CONTROL.

               (i) INVOLUNTARY TERMINATION. If the Executive's employment with the Company terminates as a result of an Involuntary Termination at any time within twelve (12) months after a "Change of Control" (as defined below), then the Executive shall be entitled to receive a lump-sum severance payment equal to eighteen (18) months of the Executive's base salary (as in effect immediately prior to the Change of Control). Notwithstanding the foregoing, if it is determined by the Company's independent auditors that the Company's hiring of a new Chief Executive Officer, if any, within six (6) months of the Effective Date would preclude accounting for a Change of Control subsequent to such hiring as a "pooling of interests" for financial accounting purposes, then the parties hereto agree to renegotiate this section 5(c)(i) in its entirety in good faith.

              (ii) OTHER TERMINATION. If the Executive's employment with the Company terminates either other than as a result of an Involuntary Termination at any time within twelve (12) months after a Change of Control, then the Executive shall not be entitled to receive severance or other benefits hereunder, and shall only be eligible for those benefits (if any) as may then be established under the Company's then existing severance and benefits plans and policies at the termination date.

             (iii) DEFINITION OF CHANGE OF CONTROL. For this purpose, "Change of Control of the Company is defined as:

                     (A) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; or

                     (B) The date of the consummation of a merger or consolidation of the Company with any other corporation that has been approved by the stockholders of the Company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company; or

                     (C) The date of the consummation of the sale or disposition by the Company of all or substantially all the Company's assets (if Executive transfers employment to the purchaser.)

     6. DEATH OF EXECUTIVE. If Executive dies during the term of this Agreement, this Agreement shall terminate immediately and all payments of compensation by the Company to the Executive hereunder shall immediately terminate. Executive shall only be eligible for severance benefits in accordance with the Company's established policies as then in effect.

     7. ENFORCEMENT. In the event of any action to enforce the terms of this Agreement, the prevailing party in such action shall be entitled to such party's reasonable costs and expenses of enforcement including, without limitation, reasonable attorney's fees.

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     8.   ASSIGNMENT.  This Agreement shall be binding upon and inure to the benefit of (a) the heirs, executors and legal representatives of Executive upon Executive's death and (b) any successor of the Company. Any such successor of the Company shall be deemed substituted for the Company under the terms of this Agreement for all purposes. As used herein, "successor" shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly, acquires all or substantially all of the assets or business of the Company. None of the rights of Executive to receive any form of compensation payable pursuant to this Agreement shall be assignable or transferable except through a testamentary disposition or by the laws of descent and distribution upon the death of Executive following termination without cause. Any attempted assignment, transfer, conveyance or other disposition (other than as aforesaid) of any interest in the rights of Executive to receive any form of compensation hereunder shall be null and void.

     9. NOTICES. All notices, requests, demands and other communications called for hereunder shall be in writing and shall be deemed given if delivered personally, one (1) day after mailing via Federal Express overnight or a similar overnight delivery service, or three (3) days after being mailed by registered or certified mail, return receipt requested, prepaid and addressed to the parties or their successors in interest at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

     If to the Company:    NetGravity
                           1700 S. Amphlett Blvd., Suite 350
                           San Mateo, CA 94402
                           ATTN: John Danner

     If to Executive:      Susan Atherton
                           at the last residential address known by the Company.

     10. SEVERABILITY. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     11. CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT. Executive agrees to enter into the Company's standard Employment, Confidential Information and Invention Assignment Agreement (the "Confidential Information Agreement") upon commencing employment hereunder.

     12. ENTIRE AGREEMENT. This Agreement, the Stock Option Plan, the Option Agreement, the Restricted Stock Agreement (if any) and the Confidential Information Agreement represent the entire agreement and understanding between the Company and Executive concerning Executive's employment relationship with the Company, and supersede and replace any and all prior agreements and understandings concerning Executive's employment relationship with the Company.

     13.  ARBITRATION AND EQUITABLE RELIEF.

          (a) Except as provided in Section 13(d) below, Executive agrees that any dispute or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof shall be settled by arbitration to be held in San Mateo

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County, California, in accordance with the National Rules for the Resolution of
Employment Disputes then in effect of the American Arbitration Association (the "Rules"). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction.

          (b) The arbitrator shall apply California law to the merits of any dispute or claim, without reference to rules of conflict of law. The arbitration proceedings shall be governed by federal arbitration law and by the Rules, without reference to state arbitration law. Executive hereby expressly consents to the personal jurisdiction of the state and federal courts located in California for any action or proceeding arising from or relating to this Agreement and/or relating to any arbitration in which the parties are participants.

          (c) The Company and Executive shall each pay one-half of the costs and expenses of such arbitration, and shall separately pay its counsel fees and expenses.
          (d) Executive understands that nothing in Section 13 modifies Executive's at-will status. Either the Company or Executive can terminate the employment relationship at any time, with or without cause.

          (e) EXECUTIVE HAS READ AND UNDERSTANDS SECTION 13, WHICH DISCUSSES ARBITRATION. EXECUTIVE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, EXECUTIVE AGREES TO SUBMIT ANY FUTURE CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH, OR TERMINATION THEREOF TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF EXECUTIVE'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE EMPLOYER/EXECUTIVE RELATIONSHIP, INCLUDING BUT NOT LIMITED TO, THE FOLLOWING CLAIMS:

               (i) ANY AND ALL CLAIMS FOR WRONGFUL DISCHARGE OF EMPLOYMENT; BREACH OF CONTRACT, BOTH EXPRESS AND IMPLIED; BREACH OF THE COVENANT OF GOOD FAITH AND FAIR DEALING, BOTH EXPRESS AND IMPLIED; NEGLIGENT OR INTENTIONAL INFLICTION OF EMOTIONAL DISTRESS; NEGLIGENT OR INTENTIONAL MISREPRESENTATION; NEGLIGENT OR INTENTIONAL INTERFERENCE WITH CONTRACT OR PROSPECTIVE ECONOMIC ADVANTAGE; AND DEFAMATION.

               (ii) ANY AND ALL CLAIMS FOR VIOLATION OF ANY FEDERAL, STATE OR MUNICIPAL STATUTE, INCLUDING, BUT NOT LIMITED TO, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE CIVIL RIGHTS ACT OF 1991, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE FAIR LABOR STANDARDS ACT;

               (iii) ANY AND ALL CLAIMS ARISING OUT OF ANY OTHER LAWS AND REGULATIONS RELATING TO EMPLOYMENT OR EMPLOYMENT DISCRIMINATION.

     14. NO ORAL MODIFICATION, CANCELLATION OR DISCHARGE. This Agreement may only be amended, canceled or discharged in writing signed by Executive and the Company.

     15. GOVERNING LAW. This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of the State of California.


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     16.  EFFECTIVE DATE.  This Agreement is effective immediately after it has been signed.

     17. ACKNOWLEDGMENT. Executive acknowledges that he has had the opportunity to discuss this matter with and obtain advice from her private attorney, has had sufficient time to, and has carefully read and fully understands all the provisions of this Agreement, and is knowingly and voluntarily entering into this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the respective dates set forth below.


                                             NETGRAVITY, INC.


                                             By:  /s/ John Danner
                                                ----------------------
                                             Name: John Danner
                                                  --------------------
                                             Title: CEO
                                                   -------------------


                                             SUSAN ATHERTON


                                             /s/ Susan Atherton
                                             -------------------------
                                             Signature


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